CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.39

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

(Execution version)

CHANGE ORDER NO. 06

UNDER THE AMENDED AND RESTATED PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

December 29, 2023

Reference is made to the Amended and Restated Purchase Order Contract for the Sale of Liquefaction Train System, dated as of January 19, 2022 (as amended, the “Agreement”), by and between Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (“Buyer”) and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, including any adjustment to the Contract Price and/or the Project Schedule set forth herein, as applicable, has been agreed upon by the Parties in accordance with Clause 24 of Appendix A (General Terms & Conditions) of the Agreement, and is considered an amendment to the Agreement. Except to the extent as may be specifically described in this Change Order, the changes set forth herein do not relieve Seller of any of its responsibilities described in the Agreement.

In accordance with Clause 13.3 of Appendix A (General Terms & Conditions), Buyer is hereby specifying in writing (via this Change Order) the Spare Parts that it wishes to purchase and the time when such items should be delivered to a location designated by Buyer.

Once this Change Order is executed by both Parties, and except to the extent set forth herein, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the changes described herein, and shall be deemed to compensate Seller fully for all such effects.

TERMS AND CONDITIONS:

1)	Clause 13.3 of the Agreement shall be deleted in its entirety and the following Clause 13.3 shall be inserted in its place:

“13.3 Spare Parts

Seller shall sell and deliver, and Buyer shall purchase and accept, spare parts for operating and maintaining the Liquefaction Train System (including components and systems of each such Liquefaction Train System) (“Spare Parts”) in accordance with Annex C-43 of Appendix C (Scope of Supply & Project Schedule). Seller shall ensure that contracts between Seller and Subcontractors for the supply of such Spare Parts to Buyer contain terms and conditions that are appropriate and sufficient to fulfill Seller’s obligations under the Agreement. Notwithstanding the foregoing, Seller and Buyer agree: (1) to waive the requirements set forth in Clause 4.3(b)(iii), (iv), (v), (vi), (vii), (viii) and (x); (2) that, with respect to those requirements set forth in Clause 4.3(b) that are not so waived, Seller shall be deemed to have satisfied such requirements so long as contracts between Seller and Approved Subcontractors for the supply of Spare Parts contain terms and conditions that are materially consistent with such requirements; and (3) the Delivery Delay Liquidated Damage provisions set forth in Clause 6.4 and the Early Delivery Bonus provisions set forth in Clause 6.7 shall not be applicable to the Spare Parts.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

2)	Seller and Buyer agree that the first sentence of Clause 6.2 of Appendix A (General Terms & Conditions) shall be deleted in its entirety and the following shall be inserted in its place:

“Seller shall cause each Liquefaction Train or Liquefaction Train System to be delivered on or before the Delivery Date for such Liquefaction Train or Liquefaction Train System; provided that the Spare Parts set forth in Annex C-43 to Appendix C (Scope of Supply & Project Schedule) shall be delivered no later than the applicable dates set forth therein.”

3)	Buyer and Seller further agree to the following changes to the Agreement:

a.

Clause 6.4(c) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place, and (ii) deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place.

b.	Clause 25.3(a)(i) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place.

c.	Clause 25.3(a)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place.

d.

Clause 25.3(b)(i) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place, and (ii) deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place.

e.	Clause 25.3(b)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars ($[***])” in its entirety and inserting “[***] Dollars ($[***])” in its place.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

4)

Seller and Buyer agree that the second sentence of Clause 17.1(a) of Appendix A (General Terms & Conditions) shall be deleted in its entirety and the following two sentences shall be inserted in its place:

“Except as set forth in Clause 17.2, the “Warranty Period” for the warranties in this Clause 17.1 shall be the period starting on the date of Substantial Completion of the Liquefaction Train for the first Liquefaction Train and ending upon: (i) in respect of the first [***] Liquefaction Trains set forth in the Project Schedule, the earlier of (1) [***] after the date of Substantial Completion of the Liquefaction Train System, and (2) [***] from the date that Seller delivered the applicable Liquefaction Train to the Delivery Point, and (ii) in respect of the last [***] Liquefaction Trains set forth in the Project Schedule, the earlier of (1) [***] after the date of Substantial Completion of the Liquefaction Train System and (2) [***] from the date that Seller delivered the applicable Liquefaction Train to the Delivery Point, provided that Buyer and Seller shall enter into the Preservation Agreement, for any Liquefaction Trains that are shipped to storage, if the storage period is for a period greater than [***]. The “Warranty Period” for the warranties in this Clause 17.1 for the Spare Parts set forth in Annex C-43 to Appendix C (Scope of Supply & Project Schedule) shall be, with respect to each such Spare Part, the period starting on the date of delivery of such Spare Part to the Delivery Point and ending upon the earlier of (i) [***] after the date of installation of such Spare Part or (ii) [***] after the date of delivery of such Spare Part to the Delivery Point; provided, that if the storage period for such Spare Parts is greater than [***], Buyer will put in place preservation procedures that are consistent with the Preservation Agreement.”

5)	Seller and Buyer agree that Clause 19.2 of Appendix A (General Terms & Conditions) shall be amended by inserting the following sentences immediately following the last sentence of Clause 19.2:

“NOTWITHSTANDING THE FOREGOING, EXCEPT WITH RESPECT TO (A) SELLER’S UNCONDITIONAL PERFORMANCE OBLIGATION, (B) SELLER’S INDEMNITY OBLIGATIONS UNDER CLAUSE 18.8, (C) SELLER’S THIRD PARTY INDEMNITY OBLIGATIONS UNDER CLAUSES 19.1 AND 31.1, PROVIDED THAT EACH OF THE SELLER EXCLUDED PARTIES AND BUYER EXCLUDED PARTIES SHALL NOT BE DEEMED A THIRD PARTY FOR THE PURPOSES OF THIS CLAUSE 19.2, (D) SELLER’S INDEMNITY OBLIGATIONS UNDER CLAUSE 16.5 OR (E) SELLER’S LIABILITY ARISING FROM FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT, SELLER’S AGGREGATE LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, ARISING OUT OF THE SUPPLY OF THE SPARE PARTS SET FORTH IN ANNEX C-43 TO APPENDIX C (SCOPE OF SUPPLY & PROJECT SCHEDULE), INCLUDING DELAYS OR FAILURE TO DELIVER SUCH SPARE PARTS IN ACCORDANCE WITH THE TERMS HEREIN, OR THE USE OF SUCH SPARE PARTS AFTER THE END OF THE WARRANTY PERIOD, SHALL NOT EXCEED AN AMOUNT EQUAL TO [***].”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

APPENDIX B

Attached as Exhibit A to this Change Order is a revised version of Appendix B (Pricing; Payment Terms & Cancellation Schedule), which supersedes and replaces the existing Appendix B (Pricing; Payment Terms & Cancellation Schedule) in its entirety.

APPENDIX C

Buyer and Seller agree that Appendix C (Scope of Supply & Project Schedule) of the Agreement shall be amended by inserting, immediately following Annex C-42 thereof, the form of Annex C-43 that is attached as Exhibit B to this Change Order.

CONTRACT PRICE:
The original Contract Price was:	$	[	***]
The net adjustment to the Contract Price by previously executed Change Orders is:	$	[	***]
The Contract Price prior to this Change Order was:	$	[	***]
The Contract Price shall be increased by this Change Order in the amount of:	$	[	***]

(comprised of (1) a fixed lump sum amount of $[***] with respect to the changes set forth in Clause (1) above as further described in Annex C-43 to Appendix C (Scope of Supply & Project Schedule) attached herein)

The adjusted Contract Price, including this Change Order, shall be:	$	[	***]
The original fixed fee for transportation was:	$	[	***]
The net adjustment to the fixed fee by previously executed Change Orders is:	$	[	***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

The fixed fee prior to this Change Order was:	$	[	***]
The fixed fee shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted fixed fee for transportation, including this Change Order, shall be:	$	[	***]
The original not to exceed amount for Transportation Costs was:	$	[	***]
The net adjustment to the not to exceed amount for Transportation Costs by previously executed Change Orders is:	$	[	***]
The adjusted not to exceed amount for Transportation Costs prior to this change order was:	$	[	***]
The not to exceed amount for Transportation Costs shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted not to exceed amount for Transportation Costs, including this Change Order, shall be:	$	[	***]

PROJECT SCHEDULE:

This Change Order has no impact on the Project Schedule or the Milestone Dates.

Seller waives any and all rights to claim any payment or any relief for time for the performance of its obligations for the performance of the scope of the changes that are set forth under this Change Order. This Change Order constitutes compensation in full for Seller for all costs and expenses directly or indirectly attributable to the changes set forth herein, for all delays related thereto, and for performance of the changes within the time stated. Notwithstanding, such adjusted Contract Price does not include any Buyer Taxes which will be added to such Contract Price in accordance with and subject to the terms of the Agreement.

All other terms and conditions of the Agreement remain in effect unless specifically modified herein.

[Signature Page Follows.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

Agreed pursuant to the Agreement by:

Baker Hughes Energy Services, LLC	Venture Global Plaquemines LNG, LLC

By: [***]	By: [***]
Name: [***]	Name: [***]
Title: [***]	Title: [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

Exhibit A

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement; provided that Seller may issue two (2) invoices in November 2021 in connection with LNTP Payment Milestones.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] dollars ($[***]) as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] dollars ($[***]) during the first [***] of the Payment Schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the Transportation Fixed Fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of $[***]. In all other cases, Facility- specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Plaquemines Parish sales and use taxes that constitute Buyer Taxes. Any such Plaquemines Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of LNTP shall be as indicated in the table below.

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	1	[***]	$[***]
[***]	L1	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	2	[***]	$[***]
[***]	3A	[***]	$[***]
[***]	3B	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	L2	[***]	$[***]
		[***]
[***]	4	[***]	$[***]
[***]	4B	[***]	$[***]
[***]	5	[***]	$[***]
[***]	6	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	1	[***]	$[***]
[***]	L1	[***]	$[***]
[***]	2	[***]	$[***]
[***]	3A	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	3B	[***]	$[***]
[***]	L2	[***]	$[***]
[***]	4	[***]	$[***]
[***]	4B	[***]	$[***]
[***]	5	[***]	$[***]
[***]	6	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	7	[***]	$[***]
[***]	7A	[***]	$[***]
[***]	8	[***]	$[***]
[***]	9	[***]	$[***]
[***]	10	[***]	$[***]
[***]	11	[***]	$[***]
[***]	12	[***]	$[***]
[***]	13	[***]	$[***]
[***]	14	[***]	[***]
[***]	15	[***]	$[***]
[***]	16	[***]	$[***]
[***]	17	[***]	$[***]
[***]	18	[***]	$[***]
[***]	19	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	20	[***]	$[***]
[***]	21	[***]	$[***]
[***]	22	[***]	$[***]
[***]	23	[***]	$[***]
[***]	24	[***]	$[***]
[***]	25	[***]	$[***]
[***]	26	[***]	$[***]
[***]	27	[***]	$[***]
[***]	28	[***]	$[***]
[***]	29	[***]	$[***]
[***]	30	[***]	$[***]
[***]	31	[***]	$[***]
[***]	32	[***]	$[***]
[***]	33	[***]	$[***]
[***]	34	[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	35	[***]	$[***]
[***]	36	[***]	$[***]
[***]	37	[***]	$[***]
[***]	38	[***]	$[***]
[***]	39	[***]	$[***]
[***]	40	[***]	$[***]
[***]	41	[***]	$[***]
[***]	42	[***]	$[***]

Payment Milestone Notes
1	[***]
2	[***]
3	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

12	[***]
13	[***]
14	[***]

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month. For the avoidance of doubt, the Aggregate Payment Milestone Cap shall be inclusive of the LNTP Advance.

A. [***]

Month after Issuance of LNTP	Aggregate Payment Milestone Cap (by month)
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]

B. [***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#6
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

III. Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

where:

[***]

Months after issuance of LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#6
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

3.

If FNTP is issued prior to the termination of the Agreement, the Maximum Termination Fee shall be as follows; provided, however, that if FNTP is issued less than [***] after the issuance of LNTP, in either case, the Maximum Termination Fee set forth in the first [***] in the table below shall be increased by [***].

Months after issuance of LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee after CO#6
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution version)

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

For the avoidance of doubt, any Termination Fee shall be inclusive of the LNTP Advance.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit B

Annex C-43: Spare Parts

[Omitted]